UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
01/09/2025

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 9, 2025, Northwest Natural Holding Company (NW Holdings) and Northwest Natural Gas Company (NW Natural) announced that the Board of Directors (Board) of NW Natural, on December 12, 2024, elected Kimberly H. Rush to the position of President of NW Natural, effective April 1, 2025.

Ms. Rush currently serves as NW Natural’s Senior Vice President and Chief Operating Officer. She also served as NW Natural’s Senior Vice President, Operations and Chief Marketing Officer from April 2018 through May 2023, Senior Vice President, Communications and Chief Marketing Officer from January 2018 through March 2018, Chief Marketing Officer and Vice President, Communications from 2014 to 2017, Chief Marketing and Communications Officer from 2013 to 2014, Chief Corporate Communications Officer from 2011 to 2013, Communications Director from 2005 to 2011, Director of Consumer Information and Internet Services from 2000 to 2004, and Director of Consumer Information from 1998 to 2000. Prior to joining NW Natural, Ms. Rush held management and senior communications positions at Alltel Corporation and Bank of America Corporation in Chicago, Illinois. Ms. Rush received her Bachelor of Arts in Communications at the University of Iowa, and a Master of Science in Communications at Northwestern University in Illinois.

Ms. Rush currently serves on the board of the Northwest Gas Association and is a member of the Operations and Sustainable Growth Committees of the American Gas Association. Ms. Rush is also a member of the Board of Directors for various NW Holdings’ subsidiaries. Prior board experience includes Western Energy Institute, ONE Future, Greater Portland, Inc., LifeWorks Northwest, Natural Gas Vehicles for America and Utilization Technology Development, affiliated with the Gas Technology Institute.

Ms. Rush’s current compensation approved by the Board includes an annual salary of $475,000, an Executive Annual Incentive Plan target of 50% of base salary, a targeted grant of 6,805 performance share awards under the NW Holdings Long Term Incentive Plan (LTIP), and a grant of 3,668 shares of performance-based restricted stock units under the NW Holdings LTIP. Ms. Rush is also party to an Indemnity Agreement with NW Natural in the form offered to executive officers, as well as a party to the NW Natural Board approved Change in Control Severance Agreement in the form provided to its executive officers, with a cash payment of two times base salary and target annual bonus.

Item 7.01	Regulation FD Disclosure
On January 9, 2025, NW Natural issued a press release announcing that the Board of NW Natural has appointed Kimberly H. Rush to the position of President of NW Natural, effective April 1, 2025. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings or NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements
This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, timing, goals, strategies, commitments, future events, investments, succession planning, executive officer promotions, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit	Description

99.1	Press Release of Northwest Natural Gas Company, issued January 9, 2025 (furnished and not filed).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	January 10, 2025	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	January 10, 2025	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary